                                                                    Exhibit 10.7

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, WI 54919
Attention: Law Department

                       SPECIFIC ASSIGNMENT, SUBORDINATION,
                            AND ATTORNMENT AGREEMENT

THIS SPECIFIC ASSIGNMENT, SUBORDINATION, AND ATTORNMENT AGREEMENT ("Agreement") is entered into as of the 18th day of September, 1998, by and among S & W D.C., L.L.C., a Delaware limited liability company ("Tenant"), 1112 NINETEENTH STREET ASSOCIATES, a District of Columbia joint venture ("Borrower"), and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation ("Lender").

                                    RECITALS

A. Tenant is the lessee and Borrower is the lessor under that Certain Lease Agreement dated July 8, 1998, as amended, (the "Lease").

B. Lender has made a loan to Borrower which is secured by a Deed of Trust and Security Agreement from Borrower to Lender dated March 3, 1994 (the "Deed of Trust") and an Assignment of Rents and Leases from Borrower to Lender dated March 3, 1994 (the "Assignment") covering the property described on EXHIBIT A attached hereto wherein the premises (the "Premises") covered by the Lease are located (the "Property").

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender to make the requested loan, Tenant, Borrower, and Lender hereby agree and covenant as follows:

1. ASSIGNMENT. Borrower does hereby absolutely and presently grant, transfer, and assign to Lender the Lease and all rents and other sums payable under the Lease; provided, however, that until written demand is made by Lender to Tenant, all rents and other sums payable under the Lease shall be paid to Borrower, but only as they accrue. Borrower covenants and agrees that upon Tenant's receipt of written notice from Lender to pay the

SPECIFIC ASSIGNMENT
August 17, 1998
      rent to Lender and its successors and assigns, Tenant shall pay the rent and all other sums due under the Lease as such rent and other sums become due to the Lender and shall have no liability to Borrower for such rent and other sums due under the Lease which are paid to Lender and its successors and assigns. Tenant hereby recognizes the Assignment of the Lease made by Borrower to Lender and agrees to pay, upon receipt of written demand from Lender, all rents and other sums as directed by Lender.

2. SUBORDINATION. Borrower, Tenant and Lender hereby agree that the Lease and all of its terms and provisions (including, without limitation, any option or options to purchase or rights of first refusal affecting the Property, or any portion thereof, contained therein) is and shall at all times be subject and subordinate in all respects to the Deed of Trust and to all supplements, amendments and modifications thereto, and to all extensions, substitutions, rearrangements and/or replacements thereof.

3. NON-DISTURBANCE AND ATTORNMENT. If Tenant is not in default under any of the terms, covenants or conditions contained in the Lease or this Agreement, or if applicable cure periods have not expired. Lender agrees that in the event of foreclosure of the Mortgage, trustee's sale, deed in lieu of foreclosure, or other enforcement of the terms and conditions of the Mortgage, or the exercise by Lender of its rights under the Assignment, or in the event Lender comes into possession or acquires title to the Property as a result of foreclosure or the threat thereof, or as a result of other means, such action shall not result in either a termination of the Lease, or a diminution or impairment of any of the rights granted to Tenant in the Lease, except as hereinafter provided.

      If the interest of Borrower in the Property shall be transferred to Lender or any transferee of Lender (such transferee, its successors and assigns, including, but not limited to, Lender, shall hereinafter be referred to as ("Purchaser") by reason of foreclosure, trustee's sale, deed in lieu of foreclosure or other proceeding for the enforcement of the Mortgage or rights of Lender under the Assignment, and Tenant is not in default of its obligations under the Lease, or if applicable cure periods have not expired. Purchaser shall not name or join Tenant in any foreclosure, trustee's sale or other proceeding to enforce the Mortgage or Assignment, and Purchaser shall be bound to Tenant, except as provided in Section 4, below, and Tenant shall be bound to any Purchaser, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof, and any extensions thereof with the same force and effect as if such Purchaser were the original landlord under the Lease. Tenant does hereby attorn to such Purchaser, including Lender if Lender is such Purchaser, as the landlord under the Lease, said attornment to be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the Borrower under the Lease.

4. LIMITATION ON PURCHASER OBLIGATIONS. Notwithstanding anything to the contrary contained in Section 3 hereof, a Purchaser shall not be:

      4.1 liable for any damages or other relief attributable to any act or omission of any prior lessor under the Lease (including, without limitation, Borrower);

SPECIFIC ASSIGNMENT
August 17, 1998

      4.2 subject to any offsets or defenses that Tenant may have against a prior lessor under the lease (including, without limitation, Borrower);

      4.3 liable for any damages or other relief attributable to any latent or patent defects in construction with respect to the Property;

      4.4 liable for the return of any security deposit under the Lease unless such security deposit shall have been actually deposited with Purchaser;

      4.5 bound by any rent or additional rent that Tenant might have paid in advance to any prior lessor under the Lease (including, without limitation, Borrower), for any period beyond the month in which Purchaser succeeds to the interest of Borrower under the Lease;

      4.6 bound by any waiver or forbearance by any prior lessor under the Lease (including, without limitation, Borrower) or bound by any agreement or modification of the Lease made without the prior written consent of Lender; or

      4.7 bound by any covenant made by any prior lessor under the Lease (including, without limitation, Borrower) to complete any construction on the Property covered by the lease or to pay any sums to Tenant in connection therewith, unless Purchaser shall have expressly consented thereto in writing.

5. FURTHER ACTIONS. Tenant covenants and agrees from time to time to do all acts and execute such instruments as it shall be requested by Lender to do or execute for the purposes of carrying out and effectuating this Agreement and the intent hereof, and evidencing this Agreement, whether by filing with any public office, or agency or otherwise.

6. COVENANTS OF TENANT. Tenant agrees that during the term of the Lease, Tenant will not:

      6.1 pay any rent or additional rent more than one (1) month in advance to any lessor (including, but not limited to, Borrower); or

      6.2 cancel, surrender, amend or modify the Lease without Lender's prior written consent nor terminate the Lease because of a default thereunder by Borrower unless Tenant shall have first given Lender written notice thereof and a reasonable opportunity to cure such default.

      In the event the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to landlord, Tenant shall not exercise any right it may have to treat the Lease as terminated under 11 U.S.C.
      Section 365(h), as amended,

SPECIFIC ASSIGNMENT
August 17, 1998

7. MERGER. Borrower, Tenant and Lender agree that unless Lender shall otherwise consent in writing, the fee title to the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of said estates either in Borrower or Tenant or any third-party by purchase, assignment or otherwise.

8. LIMITATION ON LIABILITY. Notwithstanding anything to the contrary contained herein or in the Lease, in the event that any Lender shall acquire title to the Property, such Lender shall have no obligation, nor incur any liability, beyond the then interest if any, of such Lender in the Property, and Tenant shall look exclusively to such interest of such Lender if any, in the Property for the payment and discharge of any obligations imposed upon such Lender hereunder or under the Lease, and such Lender is hereby released and relieved of any other liability hereunder and under the Lease. As regards such Lender, Tenant shall look solely to the estate or interest owned by such Lender in the Property and Tenant will not collect or attempt to collect any such obligation or liabilities or any judgment therefor, out of any other assets of Lender. By executing this Agreement, Borrower specifically acknowledges and agrees that nothing contained in this paragraph shall impair, limit, offset, lessen, abrogate or otherwise modify the obligations of Borrower to Tenant under the Lease.

9. MODIFICATION OF AGREEMENT. This agreement may not be modified orally or in any other manner except by an agreement in writing signed by the parties hereto or their respective successors in interest.

10. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

11. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the District of Columbia.

12. CERTIFICATION RELATING TO LEASE. Tenant and Borrower hereby certify that, as of the date hereof, there are no defaults (or events that with the giving of notice and/or the passage of time could become a default) on the part of the other party under the Lease, that the Lease is a complete statement of the agreement of the parties under the Lease with respect to the leasing of the Premises, that the Lease is in full force and effect, and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied.

13. INTEGRATION. This Agreement shall be the whole and only agreement with regard to the subjection and subordination of the Lease and the leasehold estate created thereby, together with all rights and privileges of Tenant thereunder, to the lien or charge of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Lease and the Deed of Trust any prior agreements as to such subjection or subordination, including, but not limited to, those provisions contained in the Lease that provide for the subjection or subordination of the Lease and the leasehold estate created thereby to a deed or deeds of trust or to a mortgage or mortgages.

SPECIFIC ASSIGNMENT
August 17, 1998

14. NOTICES. All notices and demands that may or are required to be given by any party to any other party hereunder shall be given in writing and shall be deemed to have been fully given within three (3) business days after being deposited in the United States mail, certified or registered, postage prepaid, and addressed to such party at the address set forth below beside its signature. The parties may change their addresses by giving notice to the other parties in the same manner as above provided. Tenant agrees that it shall send a copy of any notice of default or similar statement under the Lease to Lender at the same time such notice or statement is sent to the Lessor under the Lease.

15. CAPTIONS. The captions and headings of the paragraphs of this Agreement are for convenience only and are not to be used in construing this Agreement.

16. COUNTERPARTS. This Agreement may be executed in counterparts, and all counterparts together shall be construed as one document.

In WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


ADDRESS:                                 TENANT:

1114 First Avenue, 6th Floor             S & W D.C., LLC,
New York, NY 10021                       a Delaware limited liability company

                                         By: /s/ James Dunn
                                             -----------------------------------
                                             Name: JAMES DUNN
                                             Title: PRESIDENT

                                         By: /s/ Mark Levine
                                             -----------------------------------
                                             Name: MARK LEVINE
                                             Title: Secretary/Treas


                                         GUARANTOR:

                                         THE NEW YORK RESTAURANT
                                         GROUP, INC., a Delaware corporation

                                         By: /s/ James Dunn
                                             -----------------------------------
                                             Name: JAMES DUNN
                                             Title: PRESIDENT

                                         By: /s/ Mark Levine
                                             -----------------------------------
                                             Name: Mark Levine
                                             Title: Secretary/Treas

SPECIFIC ASSIGNMENT
August 17, 1998

(SIGNATURES CONTINUED FROM PREVIOUS PAGE)


ADDRESS:                                 LENDER:
--------                                 -------

4321 North Ballard Road                  AID ASSOCIATION FOR LUTHERANS,
Appleton, Wisconsin 54919                a Wisconsin corporation
Attn: Investment Department
Loan No. 71830
                                         By: /s/ Wayne C. Streck
                                             -----------------------------------
                                             Wayne C. Streck
                                             Vice President -
                                             Mortgages and Real Estate

                                         By: /s/ David Crist
                                             -----------------------------------
                                             David Crist
                                             Assistant Secretary


ADDRESS:                                 BORROWER:
--------                                 ---------

2145 K Street, N. W.                     1112 NINETEENTH STREET
Washington, D.C. 20037                   ASSOCIATES, a District of Columbia
                                         joint venture

                                         By: /s/ Thaddeus A. Lindner
                                             -----------------------------------
                                             Name: THADDEUS A. LINDNER
                                             Title: PARTNER

                                         By: /s/ Sergius Gambal
                                             -----------------------------------
                                             Name: SERGIUS GAMBAL
                                             Title: PARTNER

SPECIFIC ASSIGNMENT
August 17, 1998

STATE OF New York     )
                      ) ss.
COUNTY OF New York    )

On 8-27-98, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared James Dunn and Mark Levine, personally known to me or proved to me on this basis of satisfactory evidence to be the persons who executed the within instrument as the President and the Sec./Treas, respectively, of S & W D.C., L.L.C., a Delaware limited liability company, the company that executed the within instrument, and acknowledged to me that such company executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS  my  hand  and  official seal

                        JOSEPH R. PEARCE
                Notary Public, State of New York  /s/ [ILLEGIBLE]
                         No. 31-8306010           ------------------------------
      (SEAL)        Qualified in Kings County     Notary Public
                 Cert. filed in New York County
                Commission Expires June 30, 2000
My Commission expires:__________________

STATE OF WISCONSIN      )
                        ) ss.
COUNTY OF OUTAGAMIE     )

On Sept. 15, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared Wayne C. Streck and David Crist, personally known to me or proved to me on the basis of satisfactory evidence to be the persons who executed the within instrument as the Vice President - Mortgages and Real Estate and Assistant Secretary, respectively, of AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation, the corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS my hand and official seal.

      (SEAL)                             /s/ Kathleen M. Van Boxtel
                                         ---------------------------------------
                                         Notary Public

My Commission expires: 8-11-2002.

SPECIFIC ASSIGNMENT
August 17, 1998

STATE OF                  )
                          )ss.
COUNTY OF                 )

On 18 SEPTEMBER, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared THADDEUS A. LINDNER and SERGIUS GAMBAL, personally known to me or proved to me on this basis of satisfactory evidence to be the persons who executed the within instrument as the PARTNER and PARTNER, respectively, of 1112 NINETEEN STREET Associates, a District of Columbia joint venture, the joint venture that executed the within instrument, and acknowledged to me that such joint venture executed the within instrument, pursuant to its bylaws or a resolution of its board of directors.

WITNESS my hand and official seal.

      (SEAL)
                                         /s/ L. A. Johnson
                                         ---------------------------------------
                                         Notary Public

My Commission expires: 11/30/99.
                                                      L. A. JOHNSON
                                           Notary Public, District of Columbia
                                         My Commission Expires November 30, 1999

                                   Exhibit A


SPECIFIC ASSIGNMENT
August 17, 1998

                        1112 Nineteenth Street Associates
                         2145 K Street, N.W., Suite 100
                             Washington, D.C. 20037

                                  July 8, 1998

S & W D.C., L.L.C.
c/o The New York Restaurant Group, Inc.
1114 First Avenue, 6th Floor
New York, New York 10021
Attn: Eugene Zuriff, Esquire

Dear Mr. Zuriff:

      All defined terms used in this Letter shall have the same meanings ascribed to them in the Agreement of Lease dated July 8, 1998 by and S & W D.C., L.L.C., a Delaware limited liability company, and 1112 Nineteenth Street Associates, a District of Columbia joint venture.

      This letter will confirm that in the event the Premises are not substantially in broom-clean condition upon the date Landlord delivers the Premises to Tenant and such condition increases Tenant's cost to clean the Premises, Landlord Agrees to pay such increased costs of cleaning the Premises, within ten (10) business days of Landlord's receipt of invoices evidencing such increased costs, in an amount not to exceed Two Thousand Dollars ($2,000). In no event shall this limited obligation of Landlord under this letter agreement to pay the increased costs of cleaning the Premises delay the Commencement Date of the Lease.


                                         Yours sincerely,

                                         1112 Nineteenth Street Associates, a
                                         District of Columbia joint venture

WITNESS:

/s/ [ILLEGIBLE]                          By: Thaddeus A. Lindner
-------------------------------------        -----------------------------------
                                             Thaddeus A. Lindner, Partner


WITNESS:

/s/ L. A. Johnson                         By: Sergius Gambal
-------------------------------------        -----------------------------------
                                             Sergius Gambal, Partner

                          RESOLUTION OF S&W D.C., LLC.

      WHEREAS, there has been presented to and discussed at this meeting, a lease to be entered into by S&W D.C., LLC, as Tenant, with 1112 Nineteenth Street Associates as Landlord,

      WHEREAS, the members of this limited liability company deem it to be in the best interests of this LLC and its members that the Lease be entered into,

      NOW, THEREFORE, it is resolved that this LLC execute the Lease with 1112 Nineteenth Street Associates which has been presented to and discussed at this meeting; and

      IT IS FURTHER RESOLVED, that The New York Restaurant Group, Inc., and it hereby is, authorized, empowered and directed to execute and deliver on behalf of this Corporation the said Lease.


Dated: New York, New York
       July 10, 1998

                                    S&W D.C., LLC
                                    By: New York Restaurant Group, Inc., Manager

                                By: /s/ James Dunn
                                    --------------------------------------------


                                    THE NEW YORK RESTAURANT GROUP, INC.

                                By: /s/ Mark Levine
                                    --------------------------------------------
                                    Secretary

                          RESOLUTION OF S&W D.C., LLC.

      WHEREAS, there has been presented to and discussed at this meeting, a lease to be entered into by S&W D.C., LLC, as Tenant, with 1112 Nineteenth Street Associates as Landlord,

      WHEREAS, the members of this limited liability company deem it to be in the best interests of this LLC and its members that the Lease be entered into,

      NOW, THEREFORE, it is resolved that this LLC execute the Lease with 1112 Nineteenth Street Associates which has been presented to and discussed at this meeting; and

      IT IS FURTHER RESOLVED, that The New York Restaurant Group, Inc., and it hereby is, authorized, empowered and directed to execute and deliver on behalf of this Corporation the said Lease.


Dated: New York, New York
       July 10, 1998

                                    S&W D.C., LLC
                                    By: New York Restaurant Group, Inc., Manager

                                By: /s/ James Dunn
                                    --------------------------------------------


                                    THE NEW YORK RESTAURANT GROUP, INC.

                                By: /s/ Mark Levine
                                    --------------------------------------------
                                    Secretary

                          RESOLUTION OF S&W D.C., LLC.

      WHEREAS, there has been presented to and discussed at this meeting, a lease to be entered into by S&W D.C., LLC, as Tenant, with 1112 Nineteenth Street Associates as Landlord,

      WHEREAS, the members of this limited liability company deem it to be in the best interests of this LLC and its members that the Lease be entered into,

      NOW, THEREFORE, it is resolved that this LLC execute the Lease with 1112 Nineteenth Street Associates which has been presented to and discussed at this meeting; and

      IT IS FURTHER RESOLVED, that The New York Restaurant Group, Inc., and it hereby is, authorized, empowered and directed to execute and deliver on behalf of this Corporation the said Lease.


Dated: New York, New York
       July 10, 1998

                                    S&W D.C., LLC
                                    By: New York Restaurant Group, Inc., Manager

                                By: /s/ James Dunn
                                    --------------------------------------------


                                    THE NEW YORK RESTAURANT GROUP, INC.

                                By: /s/ Mark Levine
                                    --------------------------------------------
                                    Secretary